UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights (unaudited)

•

Security selection within investment-grade corporate bonds and collateralized loan obligations were the primary drivers of returns relative to the Bloomberg Barclays 1-5 Year US Credit Index (the Index) over the year. Within corporate bonds, positioning in the banking, automotive, capital goods, and upstream energy sectors were all positive.

•	The Fund’s underweight (a smaller percentage of holdings than the Index) to foreign agency bonds and emerging markets corporate bonds had a negative effect on performance relative to the Index.

•	Within corporate bonds, the Fund’s positioning in the finance, midstream energy, and life insurance sectors detracted from performance relative to the Index.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Short-Term Corporate Bond Fund, Inc.	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Short-Term Corporate Bond Fund, Inc.	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short-Term Corporate Bond Fund, Inc. informative and useful. The report covers performance for the 12-month period ended December 31, 2017.

Significant events during the reporting period in the US included political uncertainty regarding the Trump administration’s policy initiatives. Elsewhere, Britain entered the “phase-two” step of negotiations of its planned exit from the European Union. France elected a more centrist president, which was viewed as a pro-Euro referendum. Also, North Korea escalated geopolitical tensions with a series of missile launches.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate three times in 2017 and is in the process of winding down its stimulus program. In late December, the US Congress approved a $1.5 trillion tax cut with sweeping changes for corporations, investors, and individual households. It was the largest tax overhaul in decades.

Global economic growth remained positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to post strong gains. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets moved upward. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short-Term Corporate Bond Fund, Inc.

February 15, 2018

Prudential Short-Term Corporate Bond Fund, Inc.	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.40	0.84	3.06	—
Class B	–1.90	0.73	2.62	—
Class C	0.16	0.75	2.70	—
Class R	1.63	1.25	3.14	—
Class Z	2.17	1.76	3.66	—
Class R2	N/A	N/A	N/A	0.03* (12/27/17)
Class R4	N/A	N/A	N/A	0.03* (12/27/17)
Class Q	2.30	1.90	N/A	2.20 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index	2.32	1.83	3.49	—
Lipper Short/Intermediate Investment-Grade Debt Funds Average	1.81	1.16	2.93	—
	Average Annual Total Returns as of 12/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.91	1.51	3.40	—
Class B	1.08	0.73	2.62	—
Class C	1.16	0.75	2.70	—
Class R	1.63	1.25	3.14	—
Class Z	2.17	1.76	3.66	—
Class R2	N/A	N/A	N/A	0.03* (12/27/17)
Class R4	N/A	N/A	N/A	0.03* (12/27/17)
Class Q	2.30	1.90	N/A	2.20 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index	2.32	1.83	3.49	—
Lipper Short/Intermediate Investment-Grade Debt Funds Average	1.81	1.16	2.93	—

*Not annualized

Source: PGIM Investments LLC and Lipper, Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the share class inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund, Inc. (Class Z shares) with a similar investment in the Bloomberg Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2007) and the account values at the end of the current fiscal year (December 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, B, C, R, R2, R4, and Q shares will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Short-Term Corporate Bond Fund, Inc.	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class R*	Class Z*	Class R2	Class R4	Class Q
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	0.50% on sales of $1 million or more made within 18 months of purchase	3.00% (Yr. 1) 2.00% (Yr. 2) 1.00% (Yr. 3) 1.00% (Yr. 4) 0.00% (Yr. 5)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays 1–5 Year US Credit Index—The Bloomberg Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 12/31/17 is 2.15%.

Lipper Short/Intermediate Investment-Grade Debt Funds Average—The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds universe for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted

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average maturities of one to five years. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 12/31/17 is 1.61%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 12/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.27	1.85	1.85
Class B	0.18	0.86	0.86
Class C	0.19	1.21	1.21
Class R	0.24	1.51	1.26
Class Z	0.30	2.15	2.15
Class R2	—***	N/A	N/A
Class R4	—***	N/A	N/A
Class Q	0.31	2.25	2.25

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Less than $0.005 per share.

Credit Quality expressed as a percentage of total investments as of 12/31/17 (%)
AAA	12.6
AA	6.2
A	34.6
BBB	43.8
BB	1.8
B	0.1
Cash/Cash Equivalents	1.0
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Short-Term Corporate Bond Fund, Inc.	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The Prudential Short-Term Corporate Bond Fund, Inc.’s Class Z shares returned 2.17% for the 12-month period ended December 31, 2017, underperforming the 2.32% return of the Index and outperforming the 1.81% return of the Lipper Short/Intermediate Investment-Grade Debt Funds Average.

How did the short-term US investment-grade corporate bond sector perform?

The short-term investment-grade corporate bond sector, as measured by the Index, posted a return of +2.32% for 2017, resulting in an excess return of 162 basis points (bp) over US Treasuries. US corporate bonds of all durations, as measured by the Bloomberg Barclays Credit Index, returned +6.18% in 2017 with an excess return to US Treasuries of 337 bps. (A basis point is 1/100th of a percentage point.)

•

Short-term corporate bonds underperformed the broader credit market, returning +0.89%, according to the Index in the first quarter of the year. In many respects, the technical themes dominating the US corporate bond market had been in place for some time: strong demand from yield-starved global investors, and an onslaught of new issuance. In the first quarter of 2017, supply approached $400 billion, a quarterly record. Some of this issuance may have been “pushed forward” by companies in advance of the Federal Reserve (the Fed) proposing short-term rate hikes and/or potential corporate tax reform.

•

The Fed’s interest rate hike in March was widely expected, with the markets relieved it did not stake out a more aggressive path. Positive economic momentum also remained supportive. While the new US administration made little progress on its proposed stimulus policies, the market appeared to have already discounted the possibility of higher growth and inflation. Corporate fundamentals remained relatively healthy with fourth-quarter 2016 earnings coming in higher than expected.

•

Short-term corporate bonds underperformed the broader corporate market, returning +0.85%, according to the Index during the second quarter. US corporate bonds remained an “in-demand” asset in the second quarter. Particularly, this demand was from overseas investors searching for higher yields in light of ultra-low rates and quantitative easing programs in many other developed countries. In aggregate, investor demand continued to move out on the yield curve, toward longer-dated maturation rates, and down the risk spectrum during the period. Overall, credit fundamentals remained favorable, with most industries enjoying record profit margins and generating significant cashflow before share buybacks and dividends. Companies remained active in mergers and acquisitions, although deal flow had dropped from record levels and leverage (debt) metrics appeared to have stabilized. New issuance, already at record levels, pushed higher as companies sought to lock-in low rates prior to anticipated Fed rate hikes and to finance mergers and acquisitions, share buybacks and dividends.

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•

Short-term corporate bonds underperformed the broader corporate bond market, returning 0.70% during the third quarter. Trends in the US corporate bond market were little changed in the third quarter with healthy fundamentals and robust new issuance dominating market sentiment.

•

Most industries continued to enjoy record profit margins and generate significant cashflow before share buybacks and dividends. Revenue and earnings growth improved with the global reflation trade, particularly for multinational companies that benefited from a weaker US dollar. Credit fundamentals generally remained stable as leverage metrics leveled off. Companies remained active in debt-financed mergers and acquisitions, although deal flow declined from record levels. Auto industry sales cooled while traditional retailers suffered from online competition and consumers’ shifting tastes.

•

On the supply front, issuance continued at a record pace as companies sought to lock-in low rates or fund mergers and acquisitions and other shareholder activities. Demand remained equally strong, particularly from non-US investors searching for higher-yielding alternatives. Many companies also tendered higher coupon debt to reduce interest expense and take advantage of higher tax rates in 2017.

•

Short-term corporate bonds underperformed the broader corporate market in the fourth quarter, returning -0.13%, according to the Index. The fourth quarter was very much a continuation of what was seen in the market during the third quarter.

What worked?

•

Security selection within investment-grade corporate bonds and collateralized loan obligations were the primary drivers of returns relative to the Index over the year. Within corporates, positioning in the banking, automotive, capital goods, and upstream energy sectors were all positive.

•	The Fund also benefited from its exposure to investment-grade corporate bonds during the year.

•

The Fund continued to make modest allocations to out-of-benchmark fixed-income sectors (sectors not held in the Index) to diversify away from short-term investment-grade corporate bonds and to add incremental yield. For example, out-of-benchmark exposure to short duration BB-rated corporate bonds and high-quality commercial mortgage-backed securities added to relative performance over the reporting period.

•

Overweights (holding a larger percentage than the Index) in JPMorgan Chase (banking) and General Motors (automotive), coupled with underweights (a smaller percentage of holdings than the Index) to General Electric (capital goods) and Microsoft (technology), were a few of the top single name contributors to performance.

Prudential Short-Term Corporate Bond Fund, Inc.	13

Strategy and Performance Overview (continued)

What didn’t work?

•	The Fund’s underweight to foreign agency bonds and emerging markets corporate bonds had a negative effect on performance relative to the Index.

•	Within corporate bonds, the Fund’s positioning in the finance, midstream energy, and life insurance sectors detracted from performance relative to the Index.

•

An overweight position against the Index to Teva Pharmaceutical Industries, coupled with underweights to Petroleos Mexicanos (foreign non-corporate), Valepar (metals & mining), and Aercap Holdings (finance) detracted from returns over the one-year period. Overweights to CVS Health, as well as technology companies NXP Semiconductors and Dell Inc., also limited results.

Did the Fund’s use of derivatives affect performance?

•

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ certain instruments on a limited basis. Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Credit default swaps are used sparingly to either add risk exposure to certain issuers, or to hedge credit risk imposed by certain issuers. Neither derivative strategy discussed above had a material impact on the Fund’s performance.

Current outlook

•

Entering the later stage of this extended credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that may be subject to event risk. US money center banks are relatively immune to event risk and should remain subject to higher capital requirements even if other post-financial crisis regulations are relaxed. Within industrials, post-event new issues provide select opportunities. The chemical, health insurance, paper, and select pharmaceutical and energy sectors also appear attractive, as do US-centric issuers. PGIM Fixed Income is looking to add select European banks due to stabilizing fundamentals and wider spread levels.

•

The passage of tax reform should push the market higher going into 2018, but may also stoke volatility. Lower corporate tax rates should provide a boost while the repatriation of up to $2 trillion of offshore profits would lead to reduced issuance from multinational companies, particularly in the technology and pharmaceutical sectors. Limiting the deductibility of interest expense may also steer companies to favor equity financing over borrowing.

•

Despite the Fed’s well-telegraphed plan to raise short-term rates, current accommodative global monetary policies still support US corporate bonds. PGIM Fixed Income remains optimistic that spreads (spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality) will grind modestly tighter against a backdrop of strong investor demand, healthy fundamentals (supported by

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global growth, strong earnings, and a weaker US dollar), and optimism surrounding tax reform. Downside risks include central banks pulling back on zero interest rate policies, a China growth slowdown, geopolitical concerns around North Korea and China, and continued yield-curve flattening.

Prudential Short-Term Corporate Bond Fund, Inc.	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short-Term Corporate Bond Fund, Inc.		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,003.40	0.78%	$3.94
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97
Class B	Actual	$1,000.00	$998.10	1.63%	$8.21
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class C	Actual	$1,000.00	$998.80	1.51%	$7.61
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class R	Actual	$1,000.00	$1,000.90	1.08%	$5.45
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class Z	Actual	$1,000.00	$1,004.70	0.53%	$2.68
	Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70
Class R2**	Actual	$1,000.00	$1,000.30	0.91%	$0.10
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R4**	Actual	$1,000.00	$1,000.30	0.66%	$0.07
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class Q	Actual	$1,000.00	$1,005.20	0.42%	$2.12
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

**“Actual” expenses are calculated using 4 days period ended December 31, 2017 due to the class inception date of December 27, 2017.

Prudential Short-Term Corporate Bond Fund, Inc.	17

Schedule of Investments

as of December 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 98.1%

ASSET-BACKED SECURITIES 8.9%

Collateralized Loan Obligations
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A, 3 Month LIBOR + 1.700%	3.059	%(c)	01/15/28	25,000	$25,000,160
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	2.849	(c)	10/15/28	20,000	20,068,384
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	10/13/30	5,000	5,018,716
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639	(c)	07/15/29	20,000	20,147,814
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-2A, Class A1LR, 144A, 3 Month LIBOR + 0.980%	2.396	(c)	02/17/26	20,000	20,019,256
Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	2.619	(c)	07/16/29	40,000	40,276,988
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 144A, 3 Month LIBOR + 0.980%	2.333	(c)	07/17/26	35,000	35,107,152
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.590%	2.949	(c)	10/15/28	10,000	10,157,762
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	07/15/29	34,100	34,319,454
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.597	(c)	10/15/30	15,000	15,066,540
CIFC Funding (Cayman Islands), Series 2017-4A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.633	(c)	10/24/30	14,000	14,137,764
Elevation CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%	2.580	(c)	10/15/29	10,000	10,008,613
Flatiron CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 0.890%	2.249	(c)	04/15/27	10,000	10,014,329
Galaxy CLO Ltd. (Cayman Islands), Series 2014-17A, Class AR, 144A, 3 Month LIBOR + 1.400%	2.759	(c)	07/15/26	10,000	10,018,572

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	19

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A, 3 Month LIBOR + 1.500%	2.863	%(c)	07/20/27	45,000	$45,189,801
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.180%	2.539	(c)	07/15/26	32,000	32,074,714
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.750%	3.113	(c)	04/20/28	20,000	20,114,262
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.607	(c)	10/12/30	45,000	45,081,247
Series 2015-9A, Class A1A, 144A, 3 Month LIBOR + 1.460%	2.819	(c)	07/15/27	26,000	26,051,756
Ocean Trails CLO (Cayman Islands), Series 2013-4A, Class AR, 144A, 3 Month LIBOR + 0.900%	2.313	(c)	08/13/25	37,598	37,619,904
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561	(c)	07/15/30	40,000	40,324,288
OZLM Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A, 3 Month LIBOR + 1.440%	2.818	(c)	10/30/27	25,000	25,059,548
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628	(c)	10/30/30	35,000	35,284,798
Race Point CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.569	(c)	10/15/30	15,000	15,073,178
Regatta Funding Ltd. (Cayman Islands),
Series 2016-1A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.146	(c)	12/20/28	20,000	20,190,338
Series 2017-1A, Class A, 144A, 3 Month LIBOR + 1.250%	2.619	(c)	10/17/30	35,000	35,129,006
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.603	(c)	07/20/30	20,000	20,135,728
Telos CLO (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.653	(c)	07/17/26	20,000	20,133,134

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	2.534	%(c)	07/15/29	40,000	$40,147,592
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067	(c)	10/25/28	10,000	10,066,437
UCG U.S. CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597	(c)	10/23/29	40,000	40,272,272
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.013	(c)	10/20/28	20,000	20,123,918
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626	(c)	10/20/29	40,000	40,153,232
West CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.552	(c)	11/07/25	20,000	20,044,722
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 0.920%	2.274	(c)	07/18/26	45,000	45,028,962
Wind River CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 1.050%	2.413	(c)	07/20/27	5,000	5,013,852
Zais CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	2.647	(c)	04/15/30	25,000	25,035,760

TOTAL ASSET-BACKED SECURITIES (cost $928,343,654)					932,709,953

BANK LOANS(c) 0.4%

Technology 0.3%
First Data Corp., 2020 Term A Loan, 1 Month LIBOR + 1.750%	3.300		06/02/20	19,000	18,985,750
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.070		12/31/18	15,976	15,969,727

					34,955,477

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	21

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS(c) (Continued)

Utilities 0.1%
Calpine Corp., Term Loan (2017), 1 Month LIBOR + 1.750%	3.320%	12/31/19	7,444	$7,439,760

				7,439,760

TOTAL BANK LOANS (cost $42,142,620)				42,395,237

COMMERCIAL MORTGAGE-BACKED SECURITIES 3.2%
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A3	3.061	02/10/48	12,750	12,838,162
Series 2016-C2, Class A2	1.846	08/10/49	15,097	14,724,185
COMM Mortgage Trust,
Series 2012-CR4, Class A2	1.801	10/15/45	1,438	1,437,238
Series 2014-CR18, Class A3	3.528	07/15/47	7,400	7,594,756
Series 2014-CR19, Class A3	3.530	08/10/47	14,824	15,147,581
Series 2015-CR22, Class A3	3.207	03/10/48	27,750	28,362,712
Series 2015-DC1, Class A3	3.219	02/10/48	20,000	20,114,798
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3	3.526	08/10/46	17,475	17,864,986
Series 2014-GC20, Class A3	3.680	04/10/47	16,198	16,566,493
Series 2014-GC22, Class A3	3.516	06/10/47	20,000	20,583,266
Series 2014-GC24, Class A3	3.342	09/10/47	10,000	10,195,289
Series 2015-GC28, Class A3	3.307	02/10/48	8,225	8,349,107
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A3	3.435	08/15/47	15,000	15,272,865
Series 2015-C28, Class A2	2.773	10/15/48	19,754	19,887,462
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class A3	2.475	12/15/47	3,949	3,946,488
Series 2013-C13, Class A3	3.525	01/15/46	10,000	10,171,505
Series 2013-C16, Class A2	3.070	12/15/46	9,802	9,852,919
Series 2014-C20, Class A3A1	3.472	07/15/47	20,000	20,370,804
Series 2016-JP3, Class A3	2.523	08/15/49	16,726	16,199,241
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4	3.091	08/10/49	90	91,445
Series 2012-C4, Class A3	2.533	12/10/45	28,570	28,599,098
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A2	3.531	07/15/46	10,000	10,261,662
Series 2015-LC20, Class A3	3.086	04/15/50	16,633	16,870,674
Series 2015-NXS1, Class A3	3.058	05/15/48	5,791	5,796,329

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $334,756,157)				331,099,065

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS 85.6%

Aerospace & Defense 0.2%
BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.750%	10/11/21	5,936	$6,329,087
Harris Corp.,
Sr. Unsec’d. Notes	1.999	04/27/18	3,445	3,441,400
Sr. Unsec’d. Notes	2.700	04/27/20	8,270	8,303,243
United Technologies Corp., Jr. Sub. Notes	1.778	05/04/18	5,055	5,047,270

				23,121,000

Agriculture 1.5%
Altria Group, Inc., Gtd. Notes	9.250	08/06/19	9,353	10,369,214
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A(a)	2.764	08/15/22	38,610	38,399,748
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	2.050	02/11/18	26,140	26,136,602
Gtd. Notes, 144A	2.950	07/21/20	25,925	26,175,273
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	2.300	06/12/18	31,845	31,882,340
Gtd. Notes	3.250	06/12/20	4,905	4,983,946
Gtd. Notes	6.875	05/01/20	13,185	14,455,954

				152,403,077

Airlines 1.3%
American Airlines,
Series 2013-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	2,203	2,267,849
Series 2013-2, Class A, Pass-Through Trust, Pass-Through Certificates	4.950	07/15/24	29,929	31,851,324
Continental Airlines, Inc.,
Series 1998-3, Class A-1, Pass-Through Trust, Pass-Through Certificates^	6.820	11/01/19	777	790,731
Series 1999-1, Class A, Pass-Through Trust, Pass-Through Certificates^	6.545	08/02/20	1,438	1,473,671
Series 2001-1, Class A-1, Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	41	44,466
Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	13,150	14,337,694
Series 2009-2, Class A, Pass-Through Trust, Pass-Through Certificates	7.250	05/10/21	9,483	10,223,802
Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22	2,248	2,353,568

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	23

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.600%	12/04/20	12,875	$12,834,538
Sr. Unsec’d. Notes	2.875	03/13/20	8,462	8,511,103
Sr. Unsec’d. Notes	3.625	03/15/22	15,975	16,251,016
Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.821	02/10/24	4,116	4,682,365
Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates^	6.200	01/02/20	2,195	2,233,401
Series 2010-2, Class A, Pass-Through Trust, Pass-Through Certificates	4.950	11/23/20	8,002	8,211,368
Series 2011-1, Class A, Pass-Through Trust, Pass-Through Certificates	5.300	10/15/20	981	1,014,497
Series 2012-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	11/07/21	5,852	6,086,258
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650	11/05/20	7,235	7,264,403

				130,432,054

Auto Manufacturers 4.5%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	1.850	09/15/21	17,495	17,069,293
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.875	01/11/18	6,802	6,801,754
Gtd. Notes, 144A	2.200	05/05/20	5,275	5,245,048
Gtd. Notes, 144A	2.250	03/02/20	10,125	10,086,243
Gtd. Notes, 144A	2.375	08/01/18	15,000	15,031,651
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.145	01/09/18	11,610	11,610,234
Sr. Unsec’d. Notes(a)	2.343	11/02/20	5,000	4,952,553
Sr. Unsec’d. Notes	2.375	01/16/18	14,300	14,301,752
Sr. Unsec’d. Notes	2.375	03/12/19	19,450	19,456,976
Sr. Unsec’d. Notes	2.459	03/27/20	22,930	22,856,349
Sr. Unsec’d. Notes	2.551	10/05/18	6,570	6,589,085
Sr. Unsec’d. Notes	3.157	08/04/20	12,740	12,895,590
Sr. Unsec’d. Notes(a)	3.200	01/15/21	20,000	20,279,938
Sr. Unsec’d. Notes	3.336	03/18/21	14,025	14,244,283
Sr. Unsec’d. Notes(a)	3.339	03/28/22	34,510	34,909,617
Sr. Unsec’d. Notes	5.000	05/15/18	45,956	46,423,782
Sr. Unsec’d. Notes, MTN	2.943	01/08/19	19,740	19,863,253
General Motors Co., Sr. Unsec’d. Notes	3.500	10/02/18	39,500	39,910,892
General Motors Financial Co., Inc.,
Gtd. Notes	3.450	01/14/22	7,980	8,087,691
Gtd. Notes	4.375	09/25/21	9,739	10,244,358

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc., (cont’d.)
Gtd. Notes	3.100%	01/15/19	11,500	$11,561,549
Gtd. Notes	3.150	01/15/20	14,815	14,982,321
Gtd. Notes	3.150	06/30/22	21,060	21,043,621
Gtd. Notes	3.200	07/06/21	10,175	10,274,318
Gtd. Notes	3.250	05/15/18	6,975	7,001,210
Gtd. Notes	3.700	11/24/20	14,000	14,372,160
Gtd. Notes	3.700	05/09/23	10,025	10,224,729
Gtd. Notes	3.950	04/13/24	20,000	20,589,797
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN(a)	2.400	09/15/19	18,145	18,125,067

				469,035,114

Auto Parts & Equipment 0.3%
Aptiv PLC, Gtd. Notes	3.150	11/19/20	16,465	16,719,302
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(a)	4.000	04/29/20	5,179	5,365,444
Gtd. Notes, 144A	4.500	04/29/22	6,897	7,241,850

				29,326,596

Banks 22.4%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.500	04/11/22	20,200	20,596,886
Bank of America Corp.,
Jr. Sub. Notes, Series K	8.000	12/31/49	10,601	10,637,043
Jr. Sub. Notes, Series M	8.125	12/31/49	10,000	10,200,000
Jr. Sub. Notes, Series V	5.125	12/31/49	15,000	15,232,500
Sr. Unsec’d. Notes, 144A	3.004	12/20/23	55,063	55,204,372
Sr. Unsec’d. Notes, GMTN	2.625	04/19/21	50,185	50,441,019
Sr. Unsec’d. Notes, MTN	3.124	01/20/23	42,000	42,604,937
Sr. Unsec’d. Notes, MTN	5.650	05/01/18	5,000	5,059,667
Sr. Unsec’d. Notes, MTN	6.875	04/25/18	30,840	31,311,149
Sr. Unsec’d. Notes, Series L, MTN	2.250	04/21/20	5,845	5,849,083
Sr. Unsec’d. Notes, Series L, MTN	2.600	01/15/19	5,346	5,364,298
Sr. Unsec’d. Notes, Series L, MTN	2.650	04/01/19	12,435	12,505,599
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.050	05/03/21	24,550	24,251,672
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300	03/10/19	20,200	20,209,403
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.250	01/12/21	29,300	29,581,368
Sr. Unsec’d. Notes	3.684	01/10/23	33,085	33,573,918

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	25

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN(a)	2.950%	05/23/22	27,711	$27,771,287
BPCE SA (France),
Gtd. Notes, 144A, MTN(a)	3.000	05/22/22	6,910	6,906,172
Gtd. Notes, MTN	2.500	07/15/19	10,000	10,033,350
Capital One Financial Corp., Sr. Unsec’d. Notes	2.450	04/24/19	12,075	12,103,185
Capital One NA,
Sr. Unsec’d. Notes	2.250	09/13/21	38,490	37,756,560
Sr. Unsec’d. Notes	2.400	09/05/19	12,135	12,118,664
CIT Group, Inc., Sr. Unsec’d. Notes	3.875	02/19/19	20,000	20,200,000
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	12/31/49	19,535	20,414,075
Jr. Sub. Notes, Series R	6.125	12/31/49	6,810	7,244,138
Sr. Unsec’d. Notes	2.350	08/02/21	18,000	17,803,780
Sr. Unsec’d. Notes	2.500	09/26/18	10,245	10,274,370
Sr. Unsec’d. Notes	2.500	07/29/19	19,810	19,870,794
Sr. Unsec’d. Notes	2.550	04/08/19	23,100	23,181,554
Sr. Unsec’d. Notes	2.700	03/30/21	78,185	78,422,489
Sr. Unsec’d. Notes	2.700	10/27/22	20,000	19,786,327
Sr. Unsec’d. Notes	2.750	04/25/22	26,030	25,977,329
Sr. Unsec’d. Notes	2.876	07/24/23	14,860	14,785,543
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	1.700	04/27/18	8,230	8,223,876
Sr. Unsec’d. Notes	3.000	10/29/21	18,996	19,190,910
Sr. Unsec’d. Notes, GMTN	2.300	05/28/19	18,899	18,917,287
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	2.750	03/26/20	20,250	20,328,952
Gtd. Notes	3.125	12/10/20	5,000	5,060,132
Gtd. Notes	3.800	06/09/23	25,000	25,782,358
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A, MTN	2.800	03/10/21	12,760	12,850,901
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375	05/12/21	13,895	14,023,167
Deutsche Bank AG London (Germany), Sr. Unsec’d. Notes	1.875	02/13/18	25,445	25,441,183
Discover Bank, Sr. Unsec’d. Notes	2.000	02/21/18	18,905	18,906,311
Fifth Third Bank,
Sr. Unsec’d. Notes	2.300	03/15/19	6,250	6,254,728
Sr. Unsec’d. Notes	2.375	04/25/19	7,620	7,642,053
First Horizon National Corp., Sr. Unsec’d. Notes	3.500	12/15/20	13,890	14,184,205

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.000%	12/31/49	5,000	$4,920,000
Jr. Sub. Notes, Series L	5.700	12/31/49	9,925	10,233,668
Jr. Sub. Notes, Series M	5.375	12/31/49	9,610	9,898,300
Sr. Unsec’d. Notes	2.350	11/15/21	24,690	24,315,686
Sr. Unsec’d. Notes	2.600	04/23/20	16,000	16,021,786
Sr. Unsec’d. Notes	2.875	02/25/21	38,750	39,036,507
Sr. Unsec’d. Notes	2.900	07/19/18	16,050	16,122,967
Sr. Unsec’d. Notes	2.908	06/05/23	48,970	48,644,384
Sr. Unsec’d. Notes	3.000	04/26/22	25,000	25,098,011
Sr. Unsec’d. Notes	5.950	01/18/18	21,835	21,869,432
Sr. Unsec’d. Notes	6.150	04/01/18	24,250	24,505,218
Sr. Unsec’d. Notes, GMTN	5.375	03/15/20	10,000	10,603,313
Sr. Unsec’d. Notes, GMTN	7.500	02/15/19	39,872	42,138,141
Sr. Unsec’d. Notes, MTN	2.905	07/24/23	25,800	25,619,836
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	1.500	05/15/18	5,000	4,992,765
HSBC Bank USA NA, Sub. Notes	4.875	08/24/20	12,865	13,605,238
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.650	01/05/22	18,420	18,297,734
Sr. Unsec’d. Notes(a)	3.033	11/22/23	9,470	9,489,062
Sr. Unsec’d. Notes	3.262	03/13/23	33,335	33,799,040
HSBC USA, Inc., Sr. Unsec’d. Notes	2.625	09/24/18	9,855	9,900,569
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(a)	2.600	08/02/18	13,660	13,700,175
JPMorgan Chase & Co.,
Jr. Sub. Notes	4.625	12/31/49	11,600	11,339,000
Jr. Sub. Notes	7.900	12/31/49	14,000	14,175,000
Jr. Sub. Notes, Series Q(a)	5.150	12/31/49	10,000	10,338,000
Jr. Sub. Notes, Series V(a)	5.000	12/31/49	20,000	20,347,600
Sr. Unsec’d. Notes	2.250	01/23/20	40,425	40,397,953
Sr. Unsec’d. Notes	2.400	06/07/21	29,670	29,510,716
Sr. Unsec’d. Notes(a)	2.776	04/25/23	25,230	25,254,453
Sr. Unsec’d. Notes	4.250	10/15/20	14,475	15,177,317
Sr. Unsec’d. Notes	6.000	01/15/18	25,000	25,034,772
Sr. Unsec’d. Notes	6.300	04/23/19	65,200	68,642,357
Sub. Notes	3.375	05/01/23	10,000	10,164,620
KeyBank NA, Sr. Unsec’d. Notes	2.500	12/15/19	16,025	16,072,256
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	1.750	05/14/18	8,350	8,348,518
Gtd. Notes	1.750	03/16/18	3,435	3,434,890
Gtd. Notes	2.700	08/17/20	7,494	7,523,227
Gtd. Notes, 144A, MTN	5.800	01/13/20	36,720	39,117,604

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	27

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	2.907%	11/07/23	21,300	$21,117,471
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300	01/30/19	23,960	24,025,209
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A	1.850	03/21/18	5,750	5,750,145
Gtd. Notes, 144A	2.450	04/16/19	17,955	17,968,182
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450	12/31/49	17,375	17,835,438
Jr. Sub. Notes, Series J	5.550	12/31/49	4,700	4,882,125
Sr. Unsec’d. Notes	1.875	01/05/18	7,140	7,139,871
Sr. Unsec’d. Notes	2.650	01/27/20	19,700	19,788,951
Sr. Unsec’d. Notes	5.750	01/25/21	20,526	22,367,911
Sr. Unsec’d. Notes, GMTN	2.375	07/23/19	2,380	2,382,678
Sr. Unsec’d. Notes, GMTN	2.450	02/01/19	9,430	9,453,887
Sr. Unsec’d. Notes, GMTN	2.500	04/21/21	28,660	28,612,021
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	18,665	19,343,683
Sr. Unsec’d. Notes, GMTN	5.500	01/26/20	14,765	15,646,594
Sr. Unsec’d. Notes, GMTN	6.625	04/01/18	25,000	25,273,888
Sr. Unsec’d. Notes, GMTN	7.300	05/13/19	21,690	23,123,934
Sr. Unsec’d. Notes, MTN	2.125	04/25/18	26,790	26,803,916
Sr. Unsec’d. Notes, MTN	2.625	11/17/21	40,640	40,454,808
Sr. Unsec’d. Notes, MTN	2.750	05/19/22	4,505	4,488,464
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	5,498	5,793,872
MUFG Union Bank NA, Sr. Unsec’d. Notes	2.625	09/26/18	17,785	17,845,425
PNC Bank NA, Sr. Unsec’d. Notes	2.200	01/28/19	15,425	15,429,693
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875	09/12/23	5,672	5,768,100
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875	10/16/20	21,590	21,661,355
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375	03/25/19	44,760	44,860,441
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	1.500	01/18/18	10,270	10,268,357
Gtd. Notes	2.450	01/10/19	8,680	8,699,521
Gtd. Notes	2.450	01/16/20	7,110	7,112,259
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442	10/19/21	4,330	4,284,389
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes	2.350	11/01/18	17,695	17,742,752
Sr. Unsec’d. Notes	2.500	05/01/19	20,200	20,275,774
Sr. Unsec’d. Notes	2.700	01/27/22	13,070	13,069,543

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875%	09/07/21	13,630	$13,316,736
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375	08/14/19	15,410	15,422,683
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A(a)	2.650	02/01/22	28,325	28,004,262
Gtd. Notes, 144A	2.950	09/24/20	7,895	7,977,262
Gtd. Notes, 144A	3.000	04/15/21	5,074	5,109,618
Gtd. Notes, 144A	3.491	05/23/23	12,500	12,698,924
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.625	07/22/22	39,790	39,575,981

				2,353,144,832

Beverages 1.4%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	1.900	02/01/19	10,000	9,979,266
Gtd. Notes	2.650	02/01/21	77,630	78,019,527
Gtd. Notes	3.300	02/01/23	12,385	12,673,487
Gtd. Notes	5.375	01/15/20	10,000	10,608,094
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	2.375	11/26/18	11,400	11,427,563
Constellation Brands, Inc.,
Gtd. Notes	2.700	05/09/22	13,435	13,369,226
Gtd. Notes	3.875	11/15/19	10,000	10,271,131

				146,348,294

Biotechnology 2.4%
Amgen, Inc.,
Sr. Unsec’d. Notes(a)	1.850	08/19/21	12,785	12,463,303
Sr. Unsec’d. Notes	2.125	05/01/20	13,895	13,821,080
Sr. Unsec’d. Notes	2.200	05/22/19	24,700	24,705,021
Sr. Unsec’d. Notes	2.650	05/11/22	44,355	44,235,652
Sr. Unsec’d. Notes	6.150	06/01/18	6,000	6,100,395
Baxalta, Inc., Gtd. Notes	2.875	06/23/20	35,210	35,437,421
Biogen, Inc., Sr. Unsec’d. Notes	2.900	09/15/20	17,408	17,645,124
Celgene Corp.,
Sr. Unsec’d. Notes	2.250	08/15/21	17,910	17,644,107
Sr. Unsec’d. Notes	2.750	02/15/23	30,500	30,248,242
Sr. Unsec’d. Notes	2.875	08/15/20	27,740	27,998,538
Sr. Unsec’d. Notes	3.625	05/15/24	8,120	8,350,955
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.550	09/01/20	9,620	9,705,484

				248,355,322

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	29

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Building Materials 0.7%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	3.000%		06/15/20	11,225	$11,326,268
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.750		01/15/18	6,652	6,654,453
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.126	(c)	12/20/19	17,500	17,528,507
Owens Corning, Inc., Gtd. Notes	4.200		12/15/22	25,246	26,471,746
Vulcan Materials Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.189	(c)	06/15/20	12,130	12,138,607

					74,119,581

Chemicals 3.3%
Cabot Corp., Sr. Unsec’d. Notes	2.550		01/15/18	19,425	19,427,596
Celanese US Holdings LLC, Gtd. Notes, Us Domestic	4.625		11/15/22	8,900	9,486,508
CF Industries, Inc., Sr. Sec’d. Notes, 144A	3.400		12/01/21	16,305	16,472,305
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A	2.450		05/01/20	16,040	16,041,104
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125		11/15/21	44,913	47,092,698
Sr. Unsec’d. Notes	8.550		05/15/19	15,000	16,247,698
E.I. Du Pont De Nemours & Co., Sr. Unsec’d. Notes	2.200		05/01/20	11,065	11,055,247
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700		01/15/20	39,675	39,930,878
Sr. Unsec’d. Notes	4.500		01/15/21	449	470,426
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A	4.250		10/15/19	7,635	7,731,201
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	5.000		04/15/19	20,995	21,556,134
Sr. Unsec’d. Notes	6.000		11/15/21	19,935	22,143,853
Mosaic Co. (The), Sr. Unsec’d. Notes	3.250		11/15/22	28,770	28,518,323
Potash Corp of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	4.875		03/30/20	19,415	20,327,477
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	2.750		06/01/22	22,130	22,044,094
Solvay Finance America LLC (Belgium), Gtd. Notes, 144A	3.400		12/03/20	20,875	21,315,615
Westlake C|hemical Corp., Gtd. Notes	4.625		02/15/21	20,500	21,012,500
Yara International ASA (Norway), Sr. Unsec’d. Notes, 144A	7.875		06/11/19	7,933	8,513,346

					349,387,003

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services 0.8%
Ecolab, Inc., Sr. Unsec’d. Notes	2.250%		01/12/20	4,215	$4,212,829
Equifax, Inc., Sr. Unsec’d. Notes(a)	2.300		06/01/21	15,830	15,451,722
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.350		10/15/19	20,835	20,775,545
Gtd. Notes, 144A	2.600		12/01/21	25,000	24,679,925
Gtd. Notes, 144A	2.800		11/01/18	2,050	2,059,655
Gtd. Notes, 144A	5.250		10/01/20	6,000	6,403,518
Total System Services, Inc., Sr. Unsec’d. Notes	3.800		04/01/21	11,178	11,457,070

					85,040,264

Computers 1.1%
Apple, Inc., Sr. Unsec’d. Notes	2.250		02/23/21	8,870	8,859,620
Apple, Inc.,
Sr. Unsec’d. Notes	2.850		05/06/21	5,000	5,080,214
Sr. Unsec’d. Notes	3.000		02/09/24	13,990	14,167,576
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480		06/01/19	27,350	27,692,625
EMC Corp., Sr. Unsec’d. Notes	1.875		06/01/18	22,460	22,353,206
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.850		10/05/18	24,090	24,206,094
Sr. Unsec’d. Notes	3.600		10/15/20	2,136	2,180,854
Seagate HDD Cayman, Gtd. Notes	3.750		11/15/18	13,195	13,386,328

					117,926,517

Diversified Financial Services 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750		05/15/19	7,310	7,425,692
American Express Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.590	2.036	(c)	05/22/18	2,000	2,002,607
Sr. Unsec’d. Notes	2.500		08/01/22	25,000	24,698,238
Sr. Unsec’d. Notes	7.000		03/19/18	19,920	20,133,352
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250		08/15/19	8,850	8,868,489
Capital One Bank USA NA,
Sr. Unsec’d. Notes	2.150		11/21/18	3,675	3,675,095
Sr. Unsec’d. Notes	2.300		06/05/19	11,125	11,111,879
Sub. Notes	8.800		07/15/19	7,995	8,730,105
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	2.200		07/25/18	3,950	3,955,105
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875		04/15/18	16,644	16,720,213

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	31

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)	5.250%	02/06/12	1,520	$69,920
Sr. Unsec’d. Notes(d)	5.625	01/24/13	1,000	46,000
Sr. Unsec’d. Notes(d)	6.000	07/19/12	900	41,400
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN	2.750	03/19/19	32,025	32,264,498
Synchrony Financial,
Sr. Unsec’d. Notes	2.600	01/15/19	15,645	15,674,596
Sr. Unsec’d. Notes	2.700	02/03/20	14,715	14,751,780
Sr. Unsec’d. Notes	3.000	08/15/19	10,115	10,185,341

				180,354,310

Electric 4.6%
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	2.500	09/01/22	12,160	11,977,024
Commonwealth Edison Co., First Mortgage	2.150	01/15/19	5,375	5,376,063
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000	05/15/21	16,755	16,499,049
Dominion Energy, Inc.,
Jr. Sub. Notes	2.579	07/01/20	12,200	12,205,102
Jr. Sub. Notes	2.962	07/01/19	2,810	2,831,754
Jr. Sub. Notes	4.104	04/01/21	22,500	23,414,597
Sr. Unsec’d. Notes, Series B	2.750	09/15/22	10,000	9,914,140
Sr. Unsec’d. Notes, Series C	2.000	08/15/21	13,955	13,636,757
Duke Energy Corp.,
Sr. Unsec’d. Notes	1.800	09/01/21	15,715	15,285,247
Sr. Unsec’d. Notes	2.100	06/15/18	4,350	4,351,207
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A	2.150	01/22/19	12,900	12,901,614
Sr. Unsec’d. Notes, 144A	2.350	10/13/20	12,350	12,334,460
Emera US Finance LP (Canada),
Gtd. Notes	2.150	06/15/19	1,750	1,743,192
Gtd. Notes(a)	2.700	06/15/21	32,535	32,455,757
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750	04/06/23	10,890	10,730,520
Gtd. Notes, 144A	2.875	05/25/22	23,170	23,107,027
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	10,493	10,954,089
Sr. Unsec’d. Notes	5.125	09/15/20	11,128	11,756,483
Eversource Energy, Sr. Unsec’d. Notes, Series K	2.750	03/15/22	2,805	2,810,078
Exelon Corp.,
Jr. Sub. Notes	3.497	06/01/22	23,219	23,662,486
Sr. Unsec’d. Notes	2.450	04/15/21	4,940	4,917,602
Sr. Unsec’d. Notes	2.850	06/15/20	10,670	10,769,491

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	2.950%	01/15/20	26,996	$27,270,685
Sr. Unsec’d. Notes	5.200	10/01/19	4,994	5,230,781
Firstenergy Corp., Sr. Unsec’d. Notes	2.850	07/15/22	25,000	24,772,720
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	2.100	10/04/21	13,335	13,016,601
Georgia Power Co., Sr. Unsec’d. Notes	2.400	04/01/21	19,095	18,923,277
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	3.700	09/01/24	8,035	8,027,700
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	1.649	09/01/18	14,030	13,989,446
Gtd. Notes	2.800	01/15/23	14,510	14,504,632
Gtd. Notes	4.500	06/01/21	20,900	22,116,948
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.250	09/15/21	5,290	5,389,779
PG&E Corp., Sr. Unsec’d. Notes(a)	2.400	03/01/19	18,060	18,070,744
PSEG Power LLC, Gtd. Notes(a)	3.000	06/15/21	14,230	14,355,126
Southern Co. (The),
Sr. Unsec’d. Notes	2.450	09/01/18	7,050	7,070,498
Sr. Unsec’d. Notes	2.750	06/15/20	12,818	12,899,167
Sr. Unsec’d. Notes	2.350	07/01/21	4,505	4,478,271

				483,750,114

Electronics 0.3%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18	5,425	5,431,875
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125	06/15/21	18,569	18,706,380
Fortive Corp., Sr. Unsec’d. Notes	2.350	06/15/21	7,845	7,776,355
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.350	08/01/19	3,455	3,452,008

				35,366,618

Food 2.0%
JM Smucker Co. (The), Sr. Unsec’d. Notes	2.500	03/15/20	14,625	14,661,077
Kraft Heinz Foods Co.,
Gtd. Notes	2.800	07/02/20	38,045	38,264,341
Gtd. Notes	6.125	08/23/18	11,431	11,726,652
Kroger Co. (The),
Sr. Unsec’d. Notes	2.300	01/15/19	4,125	4,128,414
Sr. Unsec’d. Notes	2.800	08/01/22	7,525	7,497,684
Mccormick & Co., Inc., Sr. Unsec’d. Notes	2.700	08/15/22	23,140	23,122,467
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000	10/28/21	17,430	16,957,033
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	2.650	10/03/21	17,035	16,809,002
Sysco Corp., Gtd. Notes	2.500	07/15/21	6,520	6,502,372

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	33

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Food (cont’d.)
Tyson Foods, Inc.,
Gtd. Notes	2.650%		08/15/19	13,580	$13,645,421
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450	1.929	(c)	05/30/19	13,200	13,221,903
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550	2.037	(c)	06/02/20	20,000	20,109,580
Wm. Wrigley Jr. Co.,
Sr. Unsec’d. Notes, 144A	2.400		10/21/18	23,740	23,807,421
Sr. Unsec’d. Notes, 144A	2.900		10/21/19	2,550	2,573,709

					213,027,076

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400		11/01/20	13,600	14,667,838

Gas 0.3%
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	2.800		11/15/20	9,700	9,774,489
Sempra Energy, Sr. Unsec’d. Notes	2.850		11/15/20	22,900	23,104,441

					32,878,930

Hand/Machine Tools 0.3%
Stanley Black & Decker, Inc.,
Sub. Notes	1.622		11/17/18	6,450	6,426,346
Sub. Notes	2.451		11/17/18	22,195	22,262,042

					28,688,388

Healthcare-Products 2.3%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.800		09/15/20	25,260	25,429,885
Sr. Unsec’d. Notes	2.900		11/30/21	31,245	31,606,721
Becton Dickinson and Co.,
Sr. Unsec’d. Notes	2.675		12/15/19	15,444	15,499,817
Sr. Unsec’d. Notes	2.894		06/06/22	45,580	45,294,878
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850		05/15/20	6,575	6,627,128
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875		10/15/18	10,525	10,596,004
Medtronic, Inc., Gtd. Notes	2.500		03/15/20	38,610	38,838,517
Stryker Corp., Sr. Unsec’d. Notes	2.625		03/15/21	17,460	17,501,184
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.000		04/01/18	13,075	13,079,745
Sr. Unsec’d. Notes	2.700		04/01/20	15,435	15,442,502
Sr. Unsec’d. Notes	3.150		04/01/22	20,347	20,396,834

					240,313,215

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services 2.5%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.200%	03/15/19	10,125	$10,118,408
Sr. Unsec’d. Notes	2.750	11/15/22	9,142	9,053,465
Anthem, Inc.,
Sr. Unsec’d. Notes	1.875	01/15/18	41,195	41,192,207
Sr. Unsec’d. Notes	2.250	08/15/19	23,940	23,895,242
Sr. Unsec’d. Notes	2.300	07/15/18	9,875	9,896,553
Sr. Unsec’d. Notes	2.950	12/01/22	22,580	22,589,453
Sr. Unsec’d. Notes	3.700	08/15/21	14,150	14,585,777
Sr. Unsec’d. Notes	4.350	08/15/20	3,930	4,117,532
Catholic Health Initiatives, Unsec’d. Notes	2.600	08/01/18	5,270	5,286,756
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	25,000	25,937,500
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21	1,416	1,532,915
Dignity Health, Sec’d. Notes	2.637	11/01/19	8,900	8,889,274
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	9,010	9,048,061
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.500	11/01/18	8,100	8,124,856
Sr. Unsec’d. Notes	2.625	02/01/20	3,640	3,649,584
Sr. Unsec’d. Notes	4.625	11/15/20	3,730	3,925,106
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500	03/30/20	30,000	29,998,609
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes(a)	2.300	12/15/19	8,600	8,622,299
Sr. Unsec’d. Notes	2.700	07/15/20	4,800	4,855,495
Sr. Unsec’d. Notes	6.000	02/15/18	15,075	15,149,359

				260,468,451

Home Builders 0.3%
Lennar Corp., Gtd. Notes	4.125	01/15/22	15,600	15,912,000
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	5,143	5,297,290
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	8,050	8,180,813

				29,390,103

Home Furnishings 0.1%
Whirlpool Corp., Sr. Unsec’d. Notes	2.400	03/01/19	12,725	12,764,281

Household Products/Wares 0.6%
Church & Dwight Co, Inc., Sr. Unsec’d. Notes	2.450	08/01/22	14,710	14,529,848
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.375	06/24/22	52,040	51,019,350

				65,549,198

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	35

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Housewares 0.6%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.600%	03/29/19	1,184	$1,188,044
Sr. Unsec’d. Notes	2.875	12/01/19	34,655	34,933,422
Sr. Unsec’d. Notes	3.150	04/01/21	11,575	11,704,498
Sr. Unsec’d. Notes	4.000	06/15/22	10,895	11,280,152

				59,106,116

Insurance 2.8%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500	11/15/20	500	533,065
American International Group, Inc.,
Sr. Unsec’d. Notes	2.300	07/16/19	29,190	29,168,111
Sr. Unsec’d. Notes	3.300	03/01/21	15,095	15,388,228
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	6,075	6,501,921
AXIS Specialty Finance PLC, Gtd. Notes	2.650	04/01/19	16,253	16,198,705
Chubb INA Holdings, Inc., Gtd. Notes	2.300	11/03/20	14,800	14,776,431
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	6,300	6,638,512
Gtd. Notes, 144A	5.000	06/01/21	10,554	11,287,628
Markel Corp., Sr. Unsec’d. Notes	7.125	09/30/19	14,001	15,089,728
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, MTN	2.550	10/15/18	5,875	5,896,306
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	1.500	01/10/18	8,310	8,309,114
Sec’d. Notes, 144A	2.300	04/10/19	40,000	40,055,569
New York Life Global Funding, Sec’d. Notes, 144A, MTN	2.100	01/02/19	20,570	20,598,209
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19	23,585	23,810,486
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A, MTN	1.500	04/18/19	3,570	3,539,217
Sr. Sec’d. Notes, 144A	2.200	04/08/20	9,525	9,488,715
Trinity Acquisition PLC, Gtd. Notes	3.500	09/15/21	9,895	10,087,959
Unum Group, Sr. Unsec’d. Notes	3.000	05/15/21	6,145	6,187,908
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	16,075	17,107,406
Sr. Unsec’d. Notes	6.150	08/15/19	642	678,194
Sr. Unsec’d. Notes	7.375	09/15/19	3,960	4,261,983
Willis Towers Watson PLC, Gtd. Notes	5.750	03/15/21	16,033	17,446,502
XLIT Ltd. (Bermuda), Gtd. Notes	2.300	12/15/18	9,251	9,248,611

				292,298,508

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Internet 0.2%
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	2.800%	08/22/24	22,165	$22,097,626

Iron/Steel 0.1%
Nucor Corp., Sr. Unsec’d. Notes	5.850	06/01/18	11,000	11,166,886

Lodging 0.9%
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.300	01/15/22	36,420	35,756,389
Sr. Unsec’d. Notes	3.000	03/01/19	25,350	25,522,850
Sr. Unsec’d. Notes	3.125	10/15/21	2,723	2,756,071
Sr. Unsec’d. Notes	3.375	10/15/20	4,195	4,282,181
Sr. Unsec’d. Notes	6.750	05/15/18	3,000	3,052,379
Sr. Unsec’d. Notes	7.150	12/01/19	10,218	11,096,149
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	7,610	7,612,403

				90,078,422

Machinery-Construction & Mining 0.0%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, GMTN	1.700	06/16/18	500	499,714

Media 2.4%
21st Century Fox America, Inc., Gtd. Notes	5.650	08/15/20	7,180	7,764,209
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.579	07/23/20	2,400	2,444,738
Sr. Sec’d. Notes	4.464	07/23/22	49,305	51,442,329
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	4,698	4,803,705
Discovery Communications LLC, Gtd. Notes	2.200	09/20/19	12,440	12,382,523
DISH DBS Corp., Gtd. Notes	4.250	04/01/18	10,000	10,037,500
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974	04/15/19	13,725	13,700,091
NBCUniversal Media LLC, Gtd. Notes	4.375	04/01/21	5,355	5,675,657
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes	2.800	06/15/20	500	499,927
Sr. Unsec’d. Notes	3.500	06/15/22	30,770	31,080,146
Sky PLC (United Kingdom),
Gtd. Notes, 144A	2.625	09/16/19	11,900	11,923,166
Gtd. Notes, 144A	6.100	02/15/18	10,000	10,046,602
Time Warner Cable LLC,
Sr. Sec’d. Notes	6.750	07/01/18	9,162	9,365,077
Sr. Sec’d. Notes	8.250	04/01/19	9,759	10,430,294
Sr. Sec’d. Notes	8.750	02/14/19	10,135	10,806,215

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	37

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Time Warner, Inc.,
Gtd. Notes	2.100%	06/01/19	14,000	$13,972,905
Gtd. Notes	3.400	06/15/22	16,320	16,639,657
Viacom, Inc.,
Jr. Sub. Notes(a)	5.875	02/28/57	12,500	12,296,875
Sr. Unsec’d. Notes	2.250	02/04/22	12,500	11,865,546
Sr. Unsec’d. Notes	3.125	06/15/22	5,000	4,946,313

				252,123,475

Mining 0.2%
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400	05/30/21	1,563	1,654,452
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250	10/19/75	2,935	3,177,138
Freeport-McMoRan, Inc., Gtd. Notes	2.375	03/15/18	10,000	9,987,500
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	10,112	10,334,170

				25,153,260

Miscellaneous Manufacturing 0.1%
Crane Co., Sr. Unsec’d. Notes	2.750	12/15/18	9,500	9,542,558
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	2.875	01/15/19	3,715	3,734,024

				13,276,582

Oil & Gas 3.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850	03/15/21	35,825	37,832,497
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	26,093	26,290,090
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	1.375	05/10/18	15,300	15,276,638
Gtd. Notes(a)	2.112	09/16/21	20,440	20,181,591
Gtd. Notes(a)	2.520	09/19/22	15,000	14,925,431
Canadian National Resources Ltd. (Canada), Sr. Unsec’d. Notes	3.450	11/15/21	11,400	11,660,473
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	3.000	08/15/22	3,400	3,378,792
Sr. Unsec’d. Notes	5.700	10/15/19	21,014	22,102,525
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes	1.750	05/09/18	8,450	8,432,416
Gtd. Notes	4.200	03/15/21	9,272	9,750,136
Devon Energy Corp.,
Sr. Unsec’d. Notes(a)	3.250	05/15/22	27,939	28,419,403
Sr. Unsec’d. Notes	4.000	07/15/21	10,941	11,393,554
Encana Corp. (Canada), Sr. Unsec’d. Notes(a)	3.900	11/15/21	29,370	30,184,967

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.100%	02/01/21	3,390	$3,534,674
Sr. Unsec’d. Notes	4.400	06/01/20	5,250	5,478,610
EQT Corp., Sr. Unsec’d. Notes	2.500	10/01/20	6,905	6,856,869
Exxon Mobil Corp., Sr. Unsec’d. Notes	2.222	03/01/21	10,295	10,271,960
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	6.150	06/15/19	4,305	4,521,426
Sr. Unsec’d. Notes(a)	7.250	12/15/19	15,291	16,648,304
Nabors Industries, Inc., Gtd. Notes	6.150	02/15/18	10,955	10,982,387
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150	12/15/21	18,487	19,263,820
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875	05/01/18	19,140	19,434,469

				336,821,032

Oil & Gas Services 0.4%
Baker Hughes A Ge Co. LLC/Baker Hughes Co.-Obligor, Inc., Sr. Unsec’d. Notes, 144A	2.773	12/15/22	21,720	21,692,739
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	2.350	12/21/18	12,920	12,949,001
Sr. Unsec’d. Notes, 144A	3.000	12/21/20	10,125	10,256,146

				44,897,886

Packaging & Containers 0.3%
Ball Corp., Gtd. Notes	4.375	12/15/20	1,940	2,007,900
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800	08/01/19	1,879	2,004,588
WestRock RKT Co.,
Gtd. Notes	3.500	03/01/20	13,815	14,055,082
Gtd. Notes	4.450	03/01/19	12,675	12,957,274

				31,024,844

Pharmaceuticals 4.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.000	11/06/18	5,000	4,997,905
Sr. Unsec’d. Notes	2.300	05/14/21	20,430	20,280,721
Sr. Unsec’d. Notes	2.500	05/14/20	61,995	62,186,049
Allergan Funding SCS,
Gtd. Notes	2.450	06/15/19	6,530	6,529,902
Gtd. Notes(a)	3.000	03/12/20	73,525	74,186,461
Gtd. Notes	3.450	03/15/22	16,180	16,439,756
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	2.375	10/08/19	15,975	15,983,869
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616	06/15/22	23,985	23,584,174
Eli Lilly & Co., Sr. Unsec’d. Notes(a)	2.350	05/15/22	9,850	9,822,631

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	39

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Express Scripts Holding Co.,
Gtd. Notes	2.250%	06/15/19	25,000	$24,959,605
Gtd. Notes	3.050	11/30/22	14,900	14,874,686
Gtd. Notes(a)	4.750	11/15/21	4,510	4,805,084
McKesson Corp., Sr. Unsec’d. Notes	2.284	03/15/19	24,800	24,804,726
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	3.000	11/15/20	27,255	27,663,234
Medco Health Solutions, Inc., Sr. Unsec’d. Notes	4.125	09/15/20	2,000	2,075,425
Mylan NV,
Gtd. Notes	2.500	06/07/19	13,010	12,996,552
Gtd. Notes	3.000	12/15/18	4,090	4,111,870
Gtd. Notes	3.150	06/15/21	25,110	25,250,181
Mylan, Inc.,
Gtd. Notes	2.550	03/28/19	3,195	3,195,068
Gtd. Notes	2.600	06/24/18	7,855	7,868,051
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	1.900	09/23/19	17,540	17,381,202
Gtd. Notes	2.400	09/23/21	47,645	46,895,121
Teva Pharmaceuticals Finance Netherlands III BV (Israel), Gtd. Notes(a)	2.200	07/21/21	56,780	51,866,854
Zoetis, Inc., Sr. Unsec’d. Notes	3.450	11/13/20	15,455	15,819,934

				518,579,061

Pipelines 2.1%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650	11/15/18	5,610	5,626,217
Columbia Pipeline Group, Inc., Gtd. Notes	2.450	06/01/18	8,745	8,750,170
DCP Midstream Operating LP,
Gtd. Notes	2.700	04/01/19	4,560	4,531,500
Gtd. Notes, 144A	5.350	03/15/20	10,000	10,425,000
Enable Midstream Partners LP, Sr. Unsec’d. Notes	2.400	05/15/19	6,545	6,507,447
Enterprise Products Operating LLC,
Gtd. Notes	1.650	05/07/18	8,305	8,293,921
Gtd. Notes	2.550	10/15/19	14,680	14,726,225
Gtd. Notes	2.850	04/15/21	17,180	17,323,308
Gtd. Notes	6.650	04/15/18	3,400	3,444,155
Kinder Morgan Energy Partners LP,
Gtd. Notes	2.650	02/01/19	8,300	8,314,887
Gtd. Notes	3.950	09/01/22	10,000	10,320,240
Gtd. Notes	5.000	10/01/21	29,692	31,647,365
Gtd. Notes	6.500	04/01/20	5,000	5,393,619
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000	02/15/21	3,500	3,713,515

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
ONEOK Partners LP,
Gtd. Notes	3.200%	09/15/18	9,185	$9,238,521
Gtd. Notes(a)	3.375	10/01/22	6,670	6,716,738
Phillips 66 Partners LP, Sr. Unsec’d. Notes	2.646	02/15/20	3,535	3,534,931
Spectra Energy Partners LP, Sr. Unsec’d. Notes	2.950	09/25/18	20,415	20,537,680
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	2.800	10/15/22	1,500	1,490,410
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	7,142	7,154,160
Williams Partners LP,
Sr. Unsec’d. Notes	3.600	03/15/22	12,775	13,067,686
Sr. Unsec’d. Notes	4.000	11/15/21	4,559	4,714,741
Sr. Unsec’d. Notes	4.125	11/15/20	2,392	2,483,828
Sr. Unsec’d. Notes	5.250	03/15/20	12,042	12,720,252

				220,676,516

Real Estate 0.3%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.125	03/20/22	25,160	25,495,563

Real Estate Investment Trusts (REITs) 2.5%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	2.950	09/15/22	10,258	10,351,091
Brandywine Operating Partnership LP, Gtd. Notes	3.950	02/15/23	5,450	5,559,840
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	33,867	36,317,739
Digital Realty Trust LP,
Gtd. Notes	2.750	02/01/23	10,050	9,961,675
Gtd. Notes	3.400	10/01/20	6,235	6,358,144
Gtd. Notes	5.875	02/01/20	20,020	21,233,637
ERP Operating LP, Sr. Unsec’d. Notes	2.375	07/01/19	11,370	11,398,597
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750	08/15/19	5,100	5,142,862
HCP, Inc., Sr. Unsec’d. Notes	3.150	08/01/22	13,097	13,220,672
Host Hotels & Resorts LP, Sr. Unsec’d. Notes	3.750	10/15/23	3,330	3,389,719
Liberty Property LP, Sr. Unsec’d. Notes	4.750	10/01/20	6,000	6,310,962
Realty Income Corp., Sr. Unsec’d. Notes	2.000	01/31/18	7,800	7,799,299
Regency Centers LP, Gtd. Notes	6.000	06/15/20	3,877	4,146,365
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375	11/05/19	9,100	9,080,507
Select Income REIT, Sr. Unsec’d. Notes	2.850	02/01/18	11,821	11,821,000
Simon Property Group LP, Sr. Unsec’d. Notes	2.200	02/01/19	12,200	12,211,885

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	41

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Ventas Realty LP, Gtd. Notes	3.100%	01/15/23	24,030	$24,033,592
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes	2.000	02/15/18	8,035	8,034,543
Gtd. Notes	3.250	08/15/22	3,100	3,136,925
Gtd. Notes	4.750	06/01/21	875	927,234
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A	2.700	09/17/19	5,400	5,429,155
Gtd. Notes, 144A	3.250	10/05/20	13,485	13,721,138
Welltower, Inc.,
Sr. Unsec’d. Notes	5.250	01/15/22	20,485	22,260,694
Sr. Unsec’d. Notes	6.125	04/15/20	5,930	6,405,154
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	7,607	8,243,744

				266,496,173

Retail 1.7%
AutoZone, Inc., Sr. Unsec’d. Notes	2.500	04/15/21	6,310	6,266,010
CVS Health Corp.,
Sr. Unsec’d. Notes	2.125	06/01/21	5,000	4,879,545
Sr. Unsec’d. Notes	2.250	12/05/18	4,250	4,255,631
Sr. Unsec’d. Notes	2.250	08/12/19	20,350	20,288,472
Sr. Unsec’d. Notes	2.800	07/20/20	69,833	70,123,897
Sr. Unsec’d. Notes	4.750	12/01/22	7,796	8,350,519
Dollar General Corp., Sr. Unsec’d. Notes	1.875	04/15/18	26,920	26,904,425
L Brands, Inc., Gtd. Notes	6.625	04/01/21	9,375	10,265,625
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	4.375	09/01/23	10,620	10,712,729
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	2.700	11/18/19	11,240	11,308,233

				173,355,086

Savings & Loans 0.1%
First Niagara Financial Group, Inc., Sub. Notes	7.250	12/15/21	12,000	13,814,796

Semiconductors 1.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.000	01/15/22	50,670	50,240,809
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375	11/01/19	2,550	2,592,042
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	13,825	13,874,275
NVIDIA Corp., Sr. Unsec’d. Notes	2.200	09/16/21	34,535	34,164,415
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	8,825	8,877,950

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875%	09/01/22	10,000	$10,112,500
QUALCOMM, Inc.,
Sr. Unsec’d. Notes	2.600	01/30/23	4,090	3,989,453
Sr. Unsec’d. Notes	3.000	05/20/22	35,000	35,031,953

				158,883,397

Software 1.3%
CA, Inc.,
Sr. Unsec’d. Notes	2.875	08/15/18	7,865	7,903,316
Sr. Unsec’d. Notes	3.600	08/15/22	22,265	22,573,431
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700	03/01/21	15,115	15,584,936
Fidelity National Information Services, Inc.,
Gtd. Notes	2.000	04/15/18	7,500	7,501,699
Sr. Unsec’d. Notes	2.250	08/15/21	15,425	15,164,925
Sr. Unsec’d. Notes	3.625	10/15/20	12,110	12,442,701
Fiserv, Inc., Sr. Unsec’d. Notes	2.700	06/01/20	15,210	15,305,024
Microsoft Corp., Sr. Unsec’d. Notes	2.875	02/06/24	13,930	14,131,659
Oracle Corp.,
Sr. Unsec’d. Notes	1.900	09/15/21	18,460	18,168,672
Sr. Unsec’d. Notes	2.375	01/15/19	7,340	7,370,636

				136,146,999

Telecommunications 4.6%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20	11,400	12,014,916
AT&T, Inc.,
Sr. Unsec’d. Notes	1.750	01/15/18	14,900	14,895,783
Sr. Unsec’d. Notes	2.450	06/30/20	77,815	77,729,866
Sr. Unsec’d. Notes	3.000	06/30/22	7,185	7,197,764
Sr. Unsec’d. Notes	3.600	02/17/23	9,700	9,922,808
Sr. Unsec’d. Notes	3.800	03/15/22	14,195	14,670,315
Sr. Unsec’d. Notes	3.800	03/01/24	33,900	34,717,342
Sr. Unsec’d. Notes	4.600	02/15/21	4,700	4,946,594
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	2.350	02/14/19	6,800	6,807,201
Sr. Unsec’d. Notes	5.950	01/15/18	33,835	33,880,269
Deutsche Telekom International Finance BV (Germany), Gtd.
Notes, 144A	1.950	09/19/21	21,860	21,257,208
Notes, 144A	2.820	01/19/22	32,770	32,811,578

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	43

Schedule of Investments (continued)

as of December 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Orange SA (France),
Sr. Unsec’d. Notes	2.750%	02/06/19	21,115	$21,231,709
Sr. Unsec’d. Notes	5.375	07/08/19	4,828	5,046,715
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23	23,438	23,583,984
Telefonica Emisiones SAU (Spain), Gtd. Notes	3.192	04/27/18	28,700	28,801,930
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes	5.500	11/15/19	8,700	9,191,197
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.946	03/15/22	68,003	68,417,212
Sr. Unsec’d. Notes	3.125	03/16/22	34,480	34,959,475
Sr. Unsec’d. Notes	4.600	04/01/21	16,900	17,979,167

				480,063,033

Transportation 0.1%
Federal Express Corp., Series 2012, Pass-Through Trust, Pass-Through Certificates, 144A	2.625	01/15/18	714	713,641
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	7,480	7,506,152

				8,219,793

Trucking & Leasing 0.3%
Penske Truck Leasing Co. Lp/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	2.500	06/15/19	11,175	11,196,598
Sr. Unsec’d. Notes, 144A	3.200	07/15/20	17,770	18,035,058
Sr. Unsec’d. Notes, 144A	3.300	04/01/21	1,200	1,222,207

				30,453,863

TOTAL CORPORATE BONDS (cost $8,981,375,954)				8,986,586,807

MUNICIPAL BOND 0.0%

Alabama
Alabama Economic Settlement Authority, Series B, Revenue Bonds (cost $5,150,000)	3.163	09/15/25	5,150	5,207,371

U.S. TREASURY OBLIGATION 0.0%
U.S. Treasury Notes (cost $1,656,907)	2.000	11/30/22	1,675	1,659,755

See Notes to Financial Statements.

44

Description	Shares	Value
PREFERRED STOCK 0.0%

Banks
Citigroup Capital XIII, 7.750% (Capital Security, fixed to floating preferred) (cost $3,342,000)	132,000	$3,627,360

TOTAL LONG-TERM INVESTMENTS (cost $10,296,767,292)		10,303,285,548

SHORT-TERM INVESTMENTS 2.7%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	130,597,952	130,597,952
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $154,074,743; includes $153,883,256 of cash collateral for securities on loan)(b)(w)	154,070,733	154,070,733

TOTAL SHORT-TERM INVESTMENTS (cost $284,672,695)		284,668,685

TOTAL INVESTMENTS 100.8% (cost $10,581,439,987)		10,587,954,233
Liabilities in excess of other assets(z) (0.8)%		(87,492,450)

NET ASSETS 100.0%		$10,500,461,783

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CLO—Collateralized Loan Obligation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REIT(s)—Real Estate Investment Trust(s)

#	Principal amount shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,497,803 and 0.0% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $150,764,466; cash collateral of $153,883,256 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	45

Schedule of Investments (continued)

as of December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
8,470	2 Year U.S. Treasury Notes	Mar. 2018	$1,816,894,648	$1,813,506,406	$(3,388,242)
6,642	5 Year U.S. Treasury Notes	Mar. 2018	774,092,512	771,561,703	(2,530,809)

					(5,919,051)

Short Position:
1,850	10 Year U.S. Treasury Notes	Mar. 2018	229,963,853	229,486,719	477,134

					$(5,441,917)

Cash of $6,030,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

46

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$932,709,953	$—
Bank Loans	—	42,395,237	—
Commercial Mortgage-Backed Securities	—	331,099,065	—
Corporate Bonds	—	8,982,089,004	4,497,803
Municipal Bond	—	5,207,371	—
U.S. Treasury Obligation	—	1,659,755	—
Preferred Stock	3,627,360	—	—
Affiliated Mutual Funds	284,668,685	—	—
Other Financial Instruments*
Futures Contracts	(5,441,917)	—	—

Total	$282,854,128	$10,295,160,385	$4,497,803

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	22.4%
Collateralized Loan Obligations	8.9
Pharmaceuticals	4.9
Electric	4.6
Telecommunications	4.6
Auto Manufacturers	4.5
Chemicals	3.3
Oil & Gas	3.2
Commercial Mortgage-Backed Securities	3.2
Insurance	2.8
Affiliated Mutual Funds (including 1.5% of collateral for securities on loan)	2.7
Real Estate Investment Trusts (REITs)	2.5
Healthcare-Services	2.5
Media	2.4
Biotechnology	2.4%
Healthcare-Products	2.3
Pipelines	2.1
Food	2.0
Diversified Financial Services	1.7
Retail	1.7
Semiconductors	1.5
Agriculture	1.5
Beverages	1.4
Software	1.3
Airlines	1.3
Computers	1.1
Lodging	0.9
Commercial Services	0.8
Building Materials	0.7

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	47

Schedule of Investments (continued)

as of December 31, 2017

Industry (cont’d.)
Household Products/Wares	0.6%
Housewares	0.6
Oil & Gas Services	0.4
Electronics	0.3
Technology	0.3
Gas	0.3
Packaging & Containers	0.3
Trucking & Leasing	0.3
Home Builders	0.3
Auto Parts & Equipment	0.3
Hand/Machine Tools	0.3
Real Estate	0.3
Mining	0.2
Aerospace & Defense	0.2
Internet	0.2

Forest Products & Paper	0.1%
Savings & Loans	0.1
Miscellaneous Manufacturing	0.1
Home Furnishings	0.1
Iron/Steel	0.1
Transportation	0.1
Utilities	0.1
Municipal Bond	0.0 *
U.S. Treasury Obligation	0.0 *
Machinery-Construction & Mining	0.0 *

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$477,134	*	Due from/to broker—variation margin futures	$5,919,051	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

48

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$397,464
Interest rate contracts	(13,514,425)	—

Total	$(13,514,425)	$397,464

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(393,285)
Interest rate contracts	(4,996,605)	—

Total	$(4,996,605)	$(393,285)

For the year ended December 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Credit Default Swap Agreements— Sell Protection(2)
$1,940,428,806	$131,051,166	$3,000,000

(1)	Value at Trade Date
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	49

Schedule of Investments (continued)

as of December 31, 2017

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$150,764,466	$(150,764,466)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

50

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of December 31, 2017

Assets
Investments at value, including securities on loan of $150,764,466:
Unaffiliated investments (cost $10,296,767,292)	$10,303,285,548
Affiliated investments (cost $284,672,695)	284,668,685
Cash	1,968,022
Dividends and interest receivable	84,325,712
Receivable for Fund shares sold	41,467,535
Due from broker—variation margin futures	694,608
Deposit with broker for futures	6,030,000
Tax reclaim receivable	252,071
Receivable for investments sold	250,990
Prepaid expenses	71,928

Total Assets	10,723,015,099

Liabilities
Payable to broker for collateral for securities on loan	153,883,256
Payable for Fund shares reacquired	57,002,655
Dividends payable	4,800,723
Management fee payable	3,600,120
Accrued expenses and other liabilities	1,808,957
Distribution fee payable	1,359,638
Affiliated transfer agent fee payable	90,712
Payable for investments purchased	6,983
Deferred directors’ fees	272

Total Liabilities	222,553,316

Net Assets	$10,500,461,783

Net assets were comprised of:
Common stock, at par	$9,569,956
Paid-in capital in excess of par	10,885,650,041

10,895,219,997
Undistributed net investment income	149,242
Accumulated net realized loss on investment transactions	(395,981,361)
Net unrealized appreciation on investments	1,073,905

Net assets, December 31, 2017	$10,500,461,783

See Notes to Financial Statements.

52

Class A
Net asset value and redemption price per share ($1,373,561,625 ÷ 125,428,024 shares of common stock issued and outstanding)	$10.95
Maximum sales charge (3.25% of offering price)	0.37

Maximum offering price to public	$11.32

Class B
Net asset value, offering price and redemption price per share
($9,326,509 ÷ 851,586 shares of common stock issued and outstanding)	$10.95

Class C
Net asset value, offering price and redemption price per share
($1,138,546,815 ÷ 103,959,222 shares of common stock issued and outstanding)	$10.95

Class Q
Net asset value, offering price and redemption price per share
($1,020,248,197 ÷ 92,857,224 shares of common stock issued and outstanding)	$10.99

Class R
Net asset value, offering price and redemption price per share
($167,644,995 ÷ 15,307,581 shares of common stock issued and outstanding)	$10.95

Class R2
Net asset value, offering price and redemption price per share
($10,003 ÷ 910 shares of common stock issued and outstanding)	$10.99

Class R4
Net asset value, offering price and redemption price per share
($10,003 ÷ 910 shares of common stock issued and outstanding)	$10.99

Class Z
Net asset value, offering price and redemption price per share
($6,791,113,636 ÷ 618,590,135 shares of common stock issued and outstanding)	$10.98

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	53

Statement of Operations

Year Ended December 31, 2017

Net Investment Income (Loss)
Income
Interest income	$274,403,124
Affiliated dividend income	2,138,121
Income from securities lending, net (including affiliated income of $119,966)	298,208
Unaffiliated dividend income	249,362

Total income	277,088,815

Expenses
Management fee	41,376,692
Distribution fee(a)	17,961,875
Transfer agent’s fees and expenses (including affiliated expense of $626,500)(a)	9,928,582
Registration fees(a)	779,336
Custodian and accounting fees	666,616
Shareholders’ reports	404,595
Directors’ fees	153,900
Legal fees and expenses	77,918
Audit fee	38,427
Miscellaneous	165,862

Total expenses	71,553,803
Less: Management fee waiver and/or expense reimbursement(a)	(380)
Distribution fee waiver(a)	(430,296)

Net expenses	71,123,127

Net investment income (loss)	205,965,688

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,598))	8,892,949
Futures transactions	(13,514,425)
Swap agreement transactions	397,464

(4,224,012)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(17,814))	2,534,113
Futures	(4,996,605)
Swap agreements	(393,285)

(2,855,777)

Net gain (loss) on investment transactions	(7,079,789)

Net Increase (Decrease) In Net Assets Resulting From Operations	$198,885,899

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Q	Class R	Class R2		Class R4	Class Z
Distribution fee	3,534,931	155,074	12,980,964	—	1,290,906	—	*	—	—
Transfer Agency fees and expenses	1,473,238	17,826	1,265,792	1,025	226,801	15		15	6,943,870
Including affiliated expenses	99,112	2,273	85,244	649	9,435	2		2	429,783
Registration fees	100,307	6,205	72,201	68,675	12,845	175		175	518,753
Management fee waiver and/or expense reimbursement	—	—	—	—	—	(190)		(190)	—
Distribution fee waiver	—	—	—	—	(430,296)	—		—	—

*	Less than $0.50

See Notes to Financial Statements.

54

Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$205,965,688	$170,343,951
Net realized gain (loss) on investment transactions	(4,224,012)	4,988,272
Net change in unrealized appreciation (depreciation) on investments	(2,855,777)	52,861,348

Net increase (decrease) in net assets resulting from operations	198,885,899	228,193,571

Dividends from net investment income
Class A	(34,507,939)	(41,668,427)
Class B	(251,177)	(407,843)
Class C	(21,970,146)	(25,055,609)
Class Q	(20,970,461)	(3,916,100)
Class R	(3,726,181)	(3,561,353)
Class R2	(3)	—
Class R4	(3)	—
Class Z	(180,796,057)	(158,749,622)

	(262,221,967)	(233,358,954)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	4,164,152,396	4,724,506,926
Net asset value of shares issued in reinvestment of dividends and distributions	204,396,947	170,058,892
Cost of shares reacquired	(4,105,610,345)	(3,482,918,047)

Net increase (decrease) in net assets from Fund share transactions	262,938,998	1,411,647,771

Total increase (decrease)	199,602,930	1,406,482,388

Net Assets:
Beginning of year	10,300,858,853	8,894,376,465

End of year (a)	$10,500,461,783	$10,300,858,853

(a) Includes undistributed net investment income of:	$149,242	$4,494,205

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	55

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company.

The Fund’s investment objective is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

56

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short-Term Corporate Bond Fund, Inc.	57

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

58

by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

Prudential Short-Term Corporate Bond Fund, Inc.	59

Notes to Financial Statements (continued)

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements,

60

collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in

Prudential Short-Term Corporate Bond Fund, Inc.	61

Notes to Financial Statements (continued)

value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective October 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Management fee waivers. Prior to October 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

62

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.40% of the Fund’s average daily net assets up to $10 billion; and

Prudential Short-Term Corporate Bond Fund, Inc.	63

Notes to Financial Statements (continued)

0.39% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee before any waivers and/or expense reimbursements was 0.40% for the year ended December 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was 0.40%.

PGIM Investments has contractually agreed, through April 30, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.92% of average daily net assets for Class R2 shares or 0.67% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R, Class R2, Class R4 and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q, Class R4 and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.25%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, B, C, R and R2 shares, respectively. PIMS has contractually agreed through April 30, 2019 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

64

PIMS has advised the Fund that it received $1,693,661 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2017, it received $35,336, $8,325 and $184,396 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended December 31, 2017, PGIM, Inc. was compensated $127,117 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were $3,519,108,286 and $3,221,282,986, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

Prudential Short-Term Corporate Bond Fund, Inc.	65

Notes to Financial Statements (continued)

recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended December 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $51,911,316 due to differences in the treatment for book and tax purposes of accreting market discount and amortization of premiums, certain transactions involving swaps and paydown gains/losses. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the years ended December 31, 2017 and December 31, 2016, the tax character of dividends paid by the Fund was $262,221,967 and $233,358,954 of ordinary income, respectively.

As of December 31, 2017, the accumulated undistributed earnings on a tax basis was $160,027 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$10,699,802,654	$47,241,210	$(164,531,548)	$(117,290,338)

The difference between book basis and tax basis is primarily attributable to the differences in the treatment of accreting market discount and premium amortization for book and tax purposes, deferred losses on wash sales and depreciation on futures.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after January 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before December 31, 2011 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to

66

shareholders until net gains have been realized in excess of such losses. As of December 31, 2017, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$254,183,000

Pre-Enactment Losses:
Expiring 2018	$1,604,000

The Fund elected to treat post-October capital losses of approximately $21,841,000 as having been incurred in the following fiscal year (December 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class R2, Class R4 and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 3 billion shares of common stock, $0.01 par value per share, authorized and divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z, Class T, Class R2 and Class R4 common stock, each of which consists of 350 million, 5 million, 300 million, 275 million, 75 million, 1,675 million, 170 million, 75 million and 75 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of December 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 60,101, 910 and 910 shares of Class Q, Class R2 and Class R4, respectively.

Prudential Short-Term Corporate Bond Fund, Inc.	67

Notes to Financial Statements (continued)

At reporting period end, seven shareholders of record held 75% of the Fund’s outstanding shares. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2017:
Shares sold	46,390,024	$512,177,198
Shares issued in reinvestment of dividends and distributions	2,808,090	30,985,777
Shares reacquired	(39,068,524)	(430,665,081)

Net increase (decrease) in shares outstanding before conversion	10,129,590	112,497,894
Shares issued upon conversion from other share class(es)	2,638,903	29,132,544
Shares reacquired upon conversion into other share class(es)	(56,319,907)	(621,999,879)

Net increase (decrease) in shares outstanding	(43,551,414)	$(480,369,441)

Year ended December 31, 2016:
Shares sold	77,709,974	$864,194,268
Shares issued in reinvestment of dividends and distributions	3,051,962	33,908,572
Shares reacquired	(67,135,184)	(743,490,955)

Net increase (decrease) in shares outstanding before conversion	13,626,752	154,611,885
Shares issued upon conversion from other share class(es)	2,407,403	26,732,948
Shares reacquired upon conversion into other share class(es)	(10,786,448)	(119,692,790)

Net increase (decrease) in shares outstanding	5,247,707	$61,652,043

Class B
Year ended December 31, 2017:
Shares sold	89,101	$984,921
Shares issued in reinvestment of dividends and distributions	20,264	223,771
Shares reacquired	(470,237)	(5,188,522)

Net increase (decrease) in shares outstanding before conversion	(360,872)	(3,979,830)
Shares reacquired upon conversion into other share class(es)	(606,628)	(6,693,033)

Net increase (decrease) in shares outstanding	(967,500)	$(10,672,863)

Year ended December 31, 2016:
Shares sold	210,796	$2,340,575
Shares issued in reinvestment of dividends and distributions	33,519	372,342
Shares reacquired	(443,118)	(4,912,464)

Net increase (decrease) in shares outstanding before conversion	(198,803)	(2,199,547)
Shares reacquired upon conversion into other share class(es)	(563,442)	(6,243,578)

Net increase (decrease) in shares outstanding	(762,245)	$(8,443,125)

Class C
Year ended December 31, 2017:
Shares sold	10,767,235	$118,872,275
Shares issued in reinvestment of dividends and distributions	1,620,697	17,886,404
Shares reacquired	(32,203,096)	(355,415,596)

Net increase (decrease) in shares outstanding before conversion	(19,815,164)	(218,656,917)
Shares issued upon conversion from other share class(es)	3	37
Shares reacquired upon conversion into other share class(es)	(7,535,663)	(83,241,220)

Net increase (decrease) in shares outstanding	(27,350,824)	$(301,898,100)

Year ended December 31, 2016:
Shares sold	25,294,185	$280,952,437
Shares issued in reinvestment of dividends and distributions	1,759,702	19,551,628
Shares reacquired	(30,903,507)	(342,915,625)

Net increase (decrease) in shares outstanding before conversion	(3,849,620)	(42,411,560)
Shares issued upon conversion from other share class(es)	1,691	18,788
Shares reacquired upon conversion into other share class(es)	(4,412,300)	(49,028,007)

Net increase (decrease) in shares outstanding	(8,260,229)	$(91,420,779)

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Class Q	Shares	Amount
Year ended December 31, 2017:
Shares sold	61,783,408	$684,279,828
Shares issued in reinvestment of dividends and distributions	1,893,678	20,965,186
Shares reacquired	(13,540,010)	(149,913,721)

Net increase (decrease) in shares outstanding before conversion	50,137,076	555,331,293
Shares issued upon conversion from other share class(es)	32,201,749	356,149,590
Shares reacquired upon conversion into other share class(es)	(30,449)	(336,946)

Net increase (decrease) in shares outstanding	82,308,376	$911,143,937

Year ended December 31, 2016:
Shares sold	4,852,805	$54,061,763
Shares issued in reinvestment of dividends and distributions	351,111	3,914,595
Shares reacquired	(7,651,340)	(84,760,822)

Net increase (decrease) in shares outstanding before conversion	(2,447,424)	(26,784,464)
Shares issued upon conversion from other share class(es)	4,768,808	52,743,019

Net increase (decrease) in shares outstanding	2,321,384	$25,958,555

Class R
Year ended December 31, 2017:
Shares sold	2,649,121	$29,248,138
Shares issued in reinvestment of dividends and distributions	323,647	3,572,085
Shares reacquired	(3,520,182)	(38,845,116)

Net increase (decrease) in shares outstanding before conversion	(547,414)	(6,024,893)
Shares reacquired upon conversion into other share class(es)	(3,187)	(35,350)

Net increase (decrease) in shares outstanding	(550,601)	$(6,060,243)

Year ended December 31, 2016:
Shares sold	3,885,887	$43,175,189
Shares issued in reinvestment of dividends and distributions	307,696	3,418,712
Shares reacquired	(2,621,015)	(29,096,643)

Net increase (decrease) in shares outstanding before conversion	1,572,568	17,497,258
Shares reacquired upon conversion into other share class(es)	(4,644)	(51,219)

Net increase (decrease) in shares outstanding	1,567,924	$17,446,039

Class R2
Period ended December 31, 2017*:
Shares sold	910	$10,000
Shares issued in reinvestment of dividends and distributions	—	3

Net increase (decrease) in shares outstanding	910	$10,003

Class R4
Period ended December 31, 2017*:
Shares sold	910	$10,000
Shares issued in reinvestment of dividends and distributions	—	3

Net increase (decrease) in shares outstanding	910	$10,003

Prudential Short-Term Corporate Bond Fund, Inc.	69

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended December 31, 2017:
Shares sold	254,707,470	$2,818,570,036
Shares issued in reinvestment of dividends and distributions	11,818,323	130,763,718
Shares reacquired	(282,704,132)	(3,125,582,309)

Net increase (decrease) in shares outstanding before conversion	(16,178,339)	(176,248,555)
Shares issued upon conversion from other share class(es)	63,311,060	700,419,036
Shares reacquired upon conversion into other share class(es)	(33,788,806)	(373,394,779)

Net increase (decrease) in shares outstanding	13,343,915	$150,775,702

Year ended December 31, 2016:
Shares sold	312,866,236	$3,479,782,694
Shares issued in reinvestment of dividends and distributions	9,776,702	108,893,043
Shares reacquired	(204,890,532)	(2,277,741,538)

Net increase (decrease) in shares outstanding before conversion	117,752,406	1,310,934,199
Shares issued upon conversion from other shares class(es)	14,896,959	165,730,386
Shares reacquired upon conversion into other share class(es)	(6,342,176)	(70,209,547)

Net increase (decrease) in shares outstanding	126,307,189	$1,406,455,038

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the period ended December 31, 2017.

70

Financial Highlights

Class A Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.01	$11.00	$11.19	$11.33	$11.56
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.19	0.19	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	-	0.08	(0.10)	(0.04)	(0.12)
Total from investment operations	0.21	0.27	0.09	0.16	0.10
Less Dividends:
Dividends from net investment income	(0.27)	(0.26)	(0.28)	(0.30)	(0.33)
Net asset value, end of year	$10.95	$11.01	$11.00	$11.19	$ 11.33
Total Return(b):	1.91%	2.50%	0.81%	1.42%	0.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,373,562	$1,861,163	$1,801,167	$2,194,768	$2,791,686
Average net assets (000)	$1,413,981	$1,751,490	$1,984,349	$2,686,658	$2,717,633
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.78%	0.77%	0.77%	0.78%	0.76%
Expenses before waivers and/or expense reimbursement	0.78%	0.77%	0.78%	0.83%	0.81%
Net investment income (loss)	1.90%	1.72%	1.73%	1.79%	1.91%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	71

Financial Highlights (continued)

Class B Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.01	$11.00	$11.19	$11.33	$11.56
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.11	0.11	0.12	0.13
Net realized and unrealized gain (loss) on investment transactions	-	0.08	(0.10)	(0.04)	(0.11)
Total from investment operations	0.12	0.19	0.01	0.08	0.02
Less Dividends:
Dividends from net investment income	(0.18)	(0.18)	(0.20)	(0.22)	(0.25)
Net asset value, end of year	$10.95	$11.01	$11.00	$11.19	$11.33
Total Return(b):	1.08%	1.73%	0.06%	0.66%	0.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,327	$20,035	$28,396	$41,808	$57,649
Average net assets (000)	$15,507	$25,008	$34,875	$51,023	$59,969
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.57%	1.52%	1.52%	1.53%	1.51%
Expenses before waivers and/or expense reimbursement	1.57%	1.52%	1.52%	1.53%	1.51%
Net investment income (loss)	1.10%	0.98%	0.99%	1.04%	1.16%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.01	$11.00	$11.19	$11.33	$11.56
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.11	0.12	0.13
Net realized and unrealized gain (loss) on investment transactions	-	0.08	(0.10)	(0.04)	(0.11)
Total from investment operations	0.13	0.19	0.01	0.08	0.02
Less Dividends:
Dividends from net investment income	(0.19)	(0.18)	(0.20)	(0.22)	(0.25)
Net asset value, end of year	$10.95	$11.01	$11.00	$11.19	$11.33
Total Return(b):	1.16%	1.73%	0.06%	0.67%	0.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,138,547	$1,446,238	$1,535,414	$1,744,748	$1,970,167
Average net assets (000)	$1,298,103	$1,536,399	$1,632,383	$1,861,288	$2,123,254
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.52%	1.52%	1.53%	1.51%
Expenses before waivers and/or expense reimbursement	1.52%	1.52%	1.52%	1.53%	1.51%
Net investment income (loss)	1.16%	0.98%	0.99%	1.04%	1.16%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	73

Financial Highlights (continued)

Class Q Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.05	$11.04	$11.23	$11.36	$11.59
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.23	0.23	0.24	0.26
Net realized and unrealized gain (loss) on investment transactions	-	0.08	(0.10)	(0.02)	(0.12)
Total from investment operations	0.25	0.31	0.13	0.22	0.14
Less Dividends:
Dividends from net investment income	(0.31)	(0.30)	(0.32)	(0.35)	(0.37)
Net asset value, end of year	$10.99	$11.05	$11.04	$11.23	$11.36
Total Return(b):	2.30%	2.85%	1.17%	1.94%	1.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,020,248	$116,543	$90,807	$89,604	$80,059
Average net assets (000)	$741,165	$143,488	$89,233	$43,439	$68,760
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.42%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.42%
Net investment income (loss)	2.27%	2.08%	2.08%	2.14%	2.25%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

74

Class R Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.01	$11.00	$11.19	$11.33	$11.56
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investment transactions	-	0.09	(0.11)	(0.04)	(0.12)
Total from investment operations	0.18	0.25	0.06	0.13	0.07
Less Dividends:
Dividends from net investment income	(0.24)	(0.24)	(0.25)	(0.27)	(0.30)
Net asset value, end of year	$10.95	$11.01	$11.00	$11.19	$11.33
Total Return(b):	1.63%	2.24%	0.57%	1.17%	0.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$167,645	$174,661	$157,207	$142,496	$111,181
Average net assets (000)	$172,119	$167,164	$149,553	$129,408	$78,272
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.02%	1.02%	1.03%	1.01%
Expenses before waivers and/or expense reimbursement	1.30%	1.27%	1.27%	1.28%	1.26%
Net investment income (loss)	1.62%	1.48%	1.48%	1.54%	1.67%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	75

Financial Highlights (continued)

Class R2 Shares
	December 27, 2017(a) through December 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.99
Income (loss) from investment operations:
Net investment income (loss)	-	(e)
Net realized and unrealized gain (loss) on investment transactions	-	(e)
Total from investment operations	-
Less Dividends:
Dividends from net investment income	-	(e)
Net asset value, end of period	$10.99
Total Return(c):	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	(f)
Expenses before waivers and/or expense reimbursement	174.19%	(f)
Net investment income (loss)	1.82%	(f)
Portfolio turnover rate	50%	(g)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Less than $0.005 per share.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

76

Class R4 Shares
	December 27, 2017(a) through December 31,
	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.99
Income (loss) from investment operations:
Net investment income (loss)	-	(e)
Net realized and unrealized gain (loss) on investment transactions	-	(e)
Total from investment operations	-
Less Dividends:
Dividends from net investment income	-	(e)
Net asset value, end of period	$10.99
Total Return(c):	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	(f)
Expenses before waivers and/or expense reimbursement	173.93%	(f)
Net investment income (loss)	2.08%	(f)
Portfolio turnover rate	50%	(g)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Less than $0.005 per share.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	77

Financial Highlights (continued)

Class Z Shares
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.04	$11.03	$11.22	$11.36	$11.59
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.22	0.22	0.23	0.25
Net realized and unrealized gain (loss) on investment transactions	-	0.08	(0.10)	(0.04)	(0.12)
Total from investment operations	0.24	0.30	0.12	0.19	0.13
Less Dividends:
Dividends from net investment income	(0.30)	(0.29)	(0.31)	(0.33)	(0.36)
Net asset value, end of year	$10.98	$11.04	$11.03	$11.22	$11.36
Total Return(b):	2.17%	2.76%	1.07%	1.68%	1.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,791,114	$6,682,219	$5,281,386	$5,288,222	$4,310,734
Average net assets (000)	$6,712,127	$6,041,649	$5,313,632	$4,823,460	$4,440,951
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.53%	0.52%	0.52%	0.53%	0.51%
Expenses before waivers and/or expense reimbursement	0.53%	0.52%	0.52%	0.53%	0.51%
Net investment income (loss)	2.15%	1.98%	1.99%	2.04%	2.16%
Portfolio turnover rate	50%	51%	49%	54%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

78

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Prudential Short-Term Corporate Bond Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

February 14, 2018

Prudential Short-Term Corporate Bond Fund, Inc.	79

Federal Income Tax Information (unaudited)

For the year ended December 31, 2017, the Fund reports the maximum amount allowable but not less than 83.09% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

80

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (59) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Short-Term Corporate Bond Fund, Inc.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	Professor Emerita of Business (since 2018), Columbia Business School; Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Visiting Professor of Law, Stanford Law School (since 2015); Sole Member, ReidCourt LLC (since 2008)(a consulting firm); formerly Professor of Business (1996-2017), Columbia Business School; formerly Managing Director, Global Head of Alternative Investment Strategies (2006-2008), Deutsche Bank.	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen:90	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Short-Term Corporate Bond Fund, Inc.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential Short-Term Corporate Bond Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Short-Term Corporate Bond Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short-Term Corporate Bond Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

SHARE CLASS	A	B	C	R	Z	R2	R4	Q
NASDAQ	PBSMX	PSMBX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX
CUSIP	74441R102	74441R201	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by the report, there have been no amendments to any provisions of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $43,891 and $39,437, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $32,500 of audit fees billed by KPMG were paid by a service provider of the Registrant for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH
	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 16, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 16, 2018